Bear Stearns Global Transportation Conference May 8, 2007

This presentation will contain certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include increased competition, dependence on new management, reliance on certain customers and corporate partnerships, shortages of raw materials, dependence on industry trends, access to capital, acceptance of new technology and products, and government regulation. Listeners should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10-K and 10-Q. We can not give assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements. All written and oral forward looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. Forward-Looking Statements

Company Overview North American leader in designing, manufacturing and marketing truck trailers and related transportation equipment Founded as a start-up in 1985; headquartered in Lafayette, IN In 2006, trailer production of nearly 60,000 units and over $1.3bn in sales Acquired Transcraft Corporation March 2006 Manufacturing locations: Lafayette, Indiana - Wabash main production facilities Harrison, Arkansas - Wabash wood products Anna, Illinois - Transcraft drop deck, customized trailers Mt. Sterling, Kentucky - Transcraft standardized flatbed trailers Extensive sales network, including factory direct, independent dealers and Wabash National Trailer Centers (includes 10 full-service branches).

Investment Highlights Market leadership with significant growth opportunities Superb brand recognition "Best-in-class" technology Broad customer base & long-standing relationships Extensive sales & distribution capabilities Strong balance sheet Upside profitability potential with ongoing initiatives Strong management team & CI culture

Market leadership - 22% market share in 2006 No. 1 in Van Trailer production No. 2 in Platform Trailer production No. 3 in Refrigerated Trailer production No. 1 or 2 in total trailer production since 1992 Best-known brands Recognized Leader in Trailer Industry

Technology Leader

Comprehensive Product Offering:

DuraPlate® Dry Vans



DuraPlate HD® Dry Vans



Refrigerated Vans



Pups



Flatbeds



Sheet & Post Dry Vans



RoadRailer® Intermodal



History of Innovations:

LED Mini-Marker



EZ-7® Plug



WP Axle



DuraPlate Door®



SolarGuard Roof®



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Premier Carrier Relationships

Customer (Fleet) Situation Freight tonnage reflects slower economic growth. Driver shortage limits growth yet is the greatest catalyst for improved pricing long-term. Y/Y comparisons lower, but overall fleets are in good financial shape. Late '06 softness has continued into '07. Aggressive shipper price negotiations underway. Some fleets deferring equipment decisions. Down vs. last year 2007 could be a challenging year

Freight Tonnage March was second consecutive monthly gain. Index reflects slower economic growth. ATA's Truck Tonnage Index* (Seasonally Adjusted; 2000=100) Truck Tonnage 1/1/2000 107 2/1/2000 105.6 3/1/2000 98.8 4/1/2000 97.4 5/1/2000 99 6/1/2000 100 7/1/2000 98.4 8/1/2000 99.9 9/1/2000 98.2 10/1/2000 98.9 11/1/2000 99.1 12/1/2000 98 1/1/2001 99.6 2/1/2001 98.4 3/1/2001 99.2 4/1/2001 98.6 5/1/2001 100.6 6/1/2001 99.4 7/1/2001 100 8/1/2001 100.3 9/1/2001 99.7 10/1/2001 99.4 11/1/2001 99.1 12/1/2001 99.7 1/2/2002 100.2 2/2/2002 101.2 3/2/2002 101.4 4/2/2002 101.6 5/2/2002 102.5 6/2/2002 103.5 7/2/2002 104.1 8/2/2002 104.7 9/2/2002 105.8 10/2/2002 104.7 11/2/2002 106 12/2/2002 107.5 1/3/2003 105.7 2/3/2003 104.9 3/3/2003 106.7 4/3/2003 106.2 5/3/2003 105.2 6/3/2003 105.5 7/3/2003 106 8/3/2003 106.1 9/3/2003 106.4 10/3/2003 107.6 11/3/2003 109.5 12/3/2003 110.7 1/4/2004 110.6 2/4/2004 113.6 3/4/2004 112.2 4/4/2004 113.6 5/4/2004 113.6 6/4/2004 113 7/4/2004 114.2 8/4/2004 112.4 9/4/2004 112.5 10/4/2004 113.2 11/4/2004 113.2 12/4/2004 113.5 1/4/2005 120.8 2/4/2005 116.1 3/4/2005 113.4 4/4/2005 116.3 5/4/2005 114.3 6/4/2005 113.6 7/4/2005 115.2 8/4/2005 113.9 9/4/2005 114.8 10/4/2005 115.4 11/4/2005 116.8 12/4/2005 117.1 1/1/2006 116.8 2/1/2006 115.2 3/1/2006 112.8 4/1/2006 115.2 5/1/2006 114.8 6/1/2006 114.4 7/1/2006 115.1 8/1/2006 109 9/1/2006 114.2 10/1/2006 112.5 11/1/2006 108.4 12/1/2006 115.1 1/1/2007 111.5 2/1/2007 113.3 3/1/2007 114.6 114.6 03/2007 1999 Peak = 108

Trailer OEM Situation 2007 estimated to be 15% lower than 2006 (ACT). Anticipate cycle to return to growth in 2008 (ACT). Potential for some reduction in raw materials and components - China's demand drives commodity costs. Pricing: OEM's work to recapture lost margin. More composites entering market. Flatbed demand slowing with housing market. Slower market 1H07. Overall year dependent on economic growth rate.

Industry Outlook 1999 2000 2001 2002 2003 2004 2005 2006 2007E 2008E 2009E 2010E 2011E Class 8 Trucks 280722 206555 118682 148236 141429 216521 269408 296474 150417 198447 304614 150472 205904 Total Trailers 318788 275223 140100 142658 183162 235953 256091 280082 239396 263304 260860 270346 276786 Units Source: ACT Research U.S. Truck & Total Trailer Industry Shipments Class 8 Truck Total Trailers Trailer growth cycle slows in 2007 along with economy. Expected to rebound in 2008.

Wabash National Situation ERP system - optimizing to extract value. ALPHA line meeting production targets - now marketing aggressively. Defending our DuraPlate patents Initiatives moving forward Continue Mid-market growth Strategic sourcing Strategic pricing Operations doing very well Projecting 52,000 units in 2007 14,000 units in Q2 vs. 11,000 in Q1

Van Manufacturing Performance Van Manufacturing Performance

DuraPlate Market Growth Potential Tremendous upside potential. Source: WNC Estimates WNC Share Truck bodies Swing Doors Overhead Doors Aftermarket Alcoa Relationship

Next 5 Years – Our Commitment


Value Creation
➤ Through Tactical Execution
Operational Excellence
People
Customer Focus
Innovation
Corporate Growth

Operational Excellence

- Technology Leadership
- Quality Leadership
- Cost Optimization

People

- Bench Strength
- Training

Customer Focus

- Diversification
- Service

Innovation

- Incubator
- Next "DuraPlate"

Corporate Growth

- Organic
- Acquisitions
- Alliances

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